Consolidated Statements of Operations - USD ($)	3 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Revenue
Mobile	$ 24,249	$ 39,294
Software	97,135	10,426
Software maintenance and consulting	88,125	99,575
Total revenue	209,509	149,295
Operating expenses
Cost of revenue	3,350	3,578
Selling, general and administrative	119,538	162,843
Research and development	52,462	53,921
Total operating expenses	175,350	220,342
Income (loss) from operations	34,159	(71,047)
Other income (expense):
Gain on disposition of assets	598,041
Interest income , net	3,345	4,242
Total other income	601,386	4,242
Income (loss) before income taxes	635,545	(66,805)
Income tax benefit	$ 18,895	$ 19,265
Net income	$ 654,530	$ (47,540)
Basic and diluted income per share	$ (0.080)	$ (0.006)
Weighted average number of shares outstanding	8,136,348	7,890,493